RBC FUNDS TRUST

RBC Equity Funds
RBC SMID Cap Growth Fund
RBC Enterprise Fund
RBC Small Cap Value Fund
RBC Small Cap Core Fund
RBC Microcap Value Fund
Statement of Additional Information (“SAI”) dated January 27, 2017

Access Capital Community Investment Fund
SAI dated January 27, 2017

RBC BlueBay Funds

RBC BlueBay Emerging Market Select Bond Fund
RBC BlueBay Global High Yield Bond Fund
RBC BlueBay Diversified Credit Fund
SAI dated January 27, 2017

RBC Global Equity Funds
RBC Emerging Markets Equity Fund
RBC Emerging Markets Small Cap Equity Fund
RBC Global Opportunities Fund
RBC International Opportunities Fund
SAI dated July 28, 2017

RBC Fixed Income Funds
RBC Short Duration Fixed Income Fund
RBC Ultra-Short Fixed Income Fund
SAI dated July 28, 2017

RBC Money Market Funds
U.S. Government Money Market Fund
SAI dated January 9, 2017

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 2, 2017 to the SAIs as dated above (as may be supplemented from time to time)

This Supplement provides additional information beyond that contained in the

SAIs and should be read in conjunction with the SAIs.

The Board of Trustees appointed Christina M. Weber as the Secretary of the Funds, effective October 2, 2017, replacing Jay Jackson, who has resigned as Secretary and Chief Legal Officer of the Funds. Accordingly, all references and information pertaining to Jay Jackson are hereby deleted and the information in the “Executive Officers” table pertaining to Christina M. Weber is replaced with:

Christina M. Weber (48)	Chief Compliance Officer since December 2012 and Secretary since October 2017

Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013-2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance

Company (2006 to 2012)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE